UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 11, 2020

BENCHMARK ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction
of incorporation)
1-10560
(Commission
File Number)
74-2211011
(I.R.S. Employer
Identification No.)

56 South Rockford Drive
,
Tempe
,
Arizona

85281
(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code:

(
623
)
300-7000

Not Applicable
(Former name or former address,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the

Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Securities registered

pursuant to Section

12(b) of the Act:

Title of each class Trading Symbol Name of each exchange on which registered
Common Stock, par value $0.10 per share
BHE
New York Stock Exchange
, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2

of this chapter).

Emerging growth company

☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a)

of the
Exchange Act.
☐

Item 8.01

Other Events.
On September 11,

2020, Benchmark Electronics, Inc. issued a press release announcing that its Board of Directors
declared a quarterly dividend of $0.16 per share, payable

on October 14, 2020 to shareholders of record at the close
of business on September 30, 2020.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description of Exhibit

99.1
Press release, dated September 11, 2020
104
Cover Page Interactive Data File (embedded within the

Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act

of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly

authorized.

BENCHMARK ELECTRONICS, INC.

Date: September 11, 2020 By: /s/ Stephen J. Beaver

Stephen J. Beaver, Esq.

Vice President General Counsel